                                EXHIBIT (4)(b)

                        FORM OF ENDORSEMENTS AND RIDERS

                                 (GMDB)(GMIB)

                                                          Home Office:
                                  Transamerica            4333 Edgewood Road N.E.      A Stock Company
[LOGO](R)  TRANSAMERICA           Occidental Life         Cedar Rapids, Iowa  52499
           LIFE COMPANIES         Company                 (319) 398-8511


                    GUARANTEED MINIMUM DEATH BENEFIT RIDER

Transamerica Occidental Life Insurance Company has issued this Rider as a part of the Contract to which it is attached if it is shown in the Schedule of Additional Benefits section on the Contract Specifications page of the Contract. This rider provides a Guaranteed Minimum Death Benefit as referenced in Section 9 of the Contract, Death Proceeds.

The terms defined in the Contract and in any other Rider attached to the Contract will have the same meaning when used in this Rider.


The Guaranteed Minimum Death Benefit (GMDB) is the Double Enhanced Death Benefit equal to the greater of (1) and (2) where:

     (1)  is a Step-Up Death Benefit, equal to:
          a) The largest Account Value on the Contract Date or any Contract Anniversary prior to the earlier of two dates:
               i)  the date of death of the Owner; or
               ii) the Owner's 86/th/ birthday;
               plus
          b) any Purchase Payments subsequent to the date of the Contract Anniversary with the largest Account Value; less
          c) any Adjusted Partial Withdrawals (as described below) and any applicable premium taxes, subsequent to the date of the Contract Anniversary with the largest Account Value.

     (2)  is a 5% Annually Compounding Death Benefit, equal to:
          a)  the total Purchase Payments; less
          b) Adjusted Partial Withdrawals (as described below) and any applicable premium taxes; plus
          c) interest accumulated at 5% per annum from the payment or withdrawal date to the earlier of three dates:
              i)   the date of death of the Owner; or
              ii)  the Owner's 86/th/ birthday; or
              iii) the date the sum of all Purchase Payments, less the sum of all Adjusted Partial Withdrawals and any applicable premium taxes, has grown to two times its original amount as a result of such interest accumulation.

The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Partial Withdrawal described in Section 5 of the Contract, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Account Value prior to the Partial Withdrawal.


This Rider takes effect and expires concurrently with the Contract to which it is attached and is subject to all the terms and conditions of the Contract not inconsistent herewith.

Signed for us at our home office, to be effective as of the Contract Date.

                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

               /s/ James W. Dederer               /s/ Ron F. Wagley

                  SECRETARY                         PRESIDENT


RGMD 1 0500

                                                          Home Office:
                                  Transamerica            4333 Edgewood Road N.E.      A Stock Company
[LOGO](R)  TRANSAMERICA           Occidental Life         Cedar Rapids, Iowa  52499
           LIFE COMPANIES         Company                 (319) 398-8511


                    GUARANTEED MINIMUM DEATH BENEFIT RIDER


Transamerica Occidental Life Insurance Company has issued this Rider as a part of the Contract to which it is attached if it is shown in the Schedule of Additional Benefits section on the Contract Specifications page of the Contract. This rider provides a Guaranteed Minimum Death Benefit as referenced in Section 9 of the Contract, Death Proceeds.

The terms defined in the Contract and in any other Rider attached to the Contract will have the same meaning when used in this Rider.


The Guaranteed Minimum Death Benefit (GMDB) is the Return of Purchase Payments Death Benefit equal to the total Purchase Payments paid for the Contract, less any Adjusted Partial Withdrawals (as described below) as of the date of death.

The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Partial Withdrawal described in Section 5 of the Contract, multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the Account Value prior to the Partial Withdrawal.


This Rider takes effect and expires concurrently with the Contract to which it is attached and is subject to all the terms and conditions of the Contract not inconsistent herewith.

Signed for us at our home office, to be effective as of the Contract Date.



                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


                /s/ James W. Dederer           /s/ Ron F. Wagley

                    SECRETARY                       PRESIDENT

RGMD 2 0500

                                                          Home Office:
                                  Transamerica            4333 Edgewood Road N.E.      A Stock Company
[LOGO](R)  TRANSAMERICA           Occidental Life         Cedar Rapids, Iowa  52499
           LIFE COMPANIES         Company                 (319) 398-8511

                    Guaranteed Minimum Income Benefit Rider

This rider is a part of the Contract if it is shown in the Schedule of Additional Benefits section on the Contract Specifications page of the Contract. This rider provides your variable annuity with a Minimum Annuitization Value, which can only be used with the Annuity Factors shown in Schedule I of this rider. The Minimum Annuitization Value is guaranteed by us, regardless of the performance of the variable annuity's investments.

This rider is attached to and made part of your variable annuity Contract as of the Rider Date. This rider may only be terminated as provided herein. This rider is subject to all of the provisions in the Contract that do not conflict with the provisions of this rider. The Rider Payment Options provide for variable annuity payments. Subsequent payments may fluctuate with the investment performance of your Subaccounts. If you elect the Guaranteed Minimum Payment Option on the Election Date, subsequent payments will never be less than the initial payment. However, if you do not elect the Guaranteed Minimum Payment Option, subsequent payments may be less than your initial payment.


Contract Number:                  123456              Last Date to Upgrade:                   07/26/2058

Rider Date:                       07/26/2000          Minimum Annuitization Value
                                                      on Rider Date:*                         $100,000
Age on Rider Date:                35

Annual Growth Rate:               3.00%               Guaranteed Minimum Income Benefit:
                                                      First Date to Elect Benefit:            07/26/2007
Rider Fee Percentage:             0.50%               Last Date to Elect Benefit:             07/26/2065

Guaranteed Minimum Payment
Option Fee:                       2.25%

The Mortality and Expense Risk Charge and Administrative Expense Charge after the Election Date is listed on the Contract Specifications page of the Contract.

       --------------------------------------------------------------------------------------------------
       Election                Age         Minimum Annuitization Value         Guaranteed Minimum Monthly
       Date                                                                    Payment
       --------------------------------------------------------------------------------------------------
       7/26/2007                  42             $122,987.39                                $419
       --------------------------------------------------------------------------------------------------
       7/26/2008                  43             $126,677.01                                $437
       --------------------------------------------------------------------------------------------------
       7/26/2009                  44             $130,477.32                                $455
       --------------------------------------------------------------------------------------------------
       7/26/2010                  45             $134,391.64                                $476
       --------------------------------------------------------------------------------------------------
       7/26/2011                  46             $138,423.39                                $497
       --------------------------------------------------------------------------------------------------
       7/26/2012                  47             $142,576.09                                $519
       --------------------------------------------------------------------------------------------------
       7/26/2013                  48             $146,853.37                                $542
       --------------------------------------------------------------------------------------------------
       7/26/2014                  49             $151,258.97                                $566
       --------------------------------------------------------------------------------------------------
       7/26/2015                  50             $155,796.74                                $592
       --------------------------------------------------------------------------------------------------
       7/26/2016                  51             $160,470.64                                $619
       --------------------------------------------------------------------------------------------------

*Assumes payment of one purchase payment on the Rider Date (and no withdrawals or additional purchase payments thereafter), no premium tax, and no growth in your Account Value. This amount may only be used for annuitization with the Rider Payment Options provided in this rider.

**Assumes the Minimum Annuitization Value shown is applied to a life with 10 year certain Rider Payment Option with monthly payments and that the Guaranteed Minimum Payment Option is elected. If the Guaranteed Minimum Payment Option is not elected, the amount shown will only be guaranteed for the initial payment plus growth in your Account Value, if any.


RGMI 11 0500

DEFINITIONS

Annuitant:
     The Annuitant is designated on the Contract Specifications Page. The variable annuity payments are paid to the Annuitant (or surviving Joint Annuitant).

Annuity Factor:
     A factor for the applicable Annuitant age, sex and Rider Payment Option shown in Schedule I of this rider. For the Rider Payment Option chosen, the Annuity Factor from Schedule I and the Minimum Annuitization Value will be used to determine the applicable annuity payments. Factors not shown are available from us upon request. Schedule I and Schedule II are based on the Annuity 2000 (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G, assuming an annuity commencement date of 2005.

Election Date:
     A date that You elect to begin Guaranteed Minimum Income Benefit payments. The Election Date must be within 30 days following a Rider Anniversary. The first and last dates to elect a Rider Payment Option are shown on page 1 of this rider.

Guaranteed Minimum Payment Option:
     An option that guarantees subsequent variable annuity payments will never be less than the initial payment. If this option is elected, an additional Mortality and Expense Risk Charge and Administrative Expense Charge will be charged.

Minimum Annuitization Value:
     Is used to determine the amount of the Guaranteed Minimum Income Benefit payments.

Rider Anniversary:
     The same month and day as the Rider Date in each Calendar Year after the Calendar Year in which the Rider Date occurs.

Rider Date:
     The date that this rider is added to the Contract or the date you most recently elected to upgrade the Minimum Annuitization Value, if applicable. This date must be within 30 days following the issue date of the Contract or a Rider Anniversary.

Supportable Payment:
     The Supportable Payment is equal to the number of variable annuity units in the selected Subaccounts multiplied by the variable annuity unit values in those Subaccounts on the date the payment is made.

GUARANTEED MINIMUM INCOME BENEFIT

On the Election Date, you may use the Minimum Annuitization Value and the applicable Annuity Factor to provide variable payments to the Annuitant. The first variable payment is guaranteed and is determined by multiplying each $1,000 of Minimum Annuitization Value by the Annuity Factor on Schedule I. Each subsequent payment will be calculated as described in the Contract.

For subsequent payments, a Mortality and Expense Risk Charge and Administrative Expense Charge will be charged. This fee may be different than the Mortality and Expense Risk Charge and Administrative Expense Charge in effect prior to the Election Date and it is listed on the Contract Specifications page of the
Contract.   If you elect the Guaranteed Minimum Payment Option, an additional
Mortality and Expense Risk Charge and Administrative Expense Charge will be charged. This amount is shown on page 1 of this rider.

The subsequent payments may fluctuate in accordance with the investment performance of your annuity Subaccounts. If you elect the Guaranteed Minimum Payment Option, such payments will never be less than the initial payment. However, if you choose not to elect the Guaranteed Minimum Payment Option, such payments may be less than the initial payment.

RGMI 11 0500

MINIMUM ANNUITIZATION VALUE

The Minimum Annuitization Value is used to determine your Guaranteed Minimum Income Benefit payments.

If the Rider is added in the first Contract Year, the Minimum Annuitization Value on the Rider Date is equal to the total Purchase Payments paid as of the Rider Date, less any prior partial withdrawals. If the Rider is added after the first Contract Year, the Minimum Annuitization Value on the Rider Date is equal to the Account Value on the Rider Date. After the Rider Date, the Minimum Annuitization Value will equal the greater of (1) and (2) where:

     (1) is equal to the greater of the Minimum Annuitization Value on the Rider Date and the largest Account Value on any Rider Anniversary prior to the Annuitant's 86/th/ birthday, plus any Purchase Payments made since this date, minus withdrawals (adjusted as described below) made since this date, minus any premium taxes; and
     (2) is the Minimum Annuitization Value on the Rider Date, plus the sum of all Purchase Payments made after the Rider Date, minus withdrawals (adjusted as below) and any premium taxes, plus interest hereon equal to the annual effective rate shown on the first page of this rider, credited on a daily basis up to the earlier of two dates:
          (i) The Rider Anniversary prior to the Annuitant's 86/th/ birthday, or
          (ii) The date this sum has grown to two times its original amount as a result of such interest accumulation.

Furthermore, on the Election Date, if the Account Value is greater than the Minimum Annuitization Value, we will increase Your Minimum Annuitization Value to be equal to the Account Value at that time. This is a one-time only Minimum Annuitization Value adjustment applied on the Election Date.


WITHDRAWALS

In any Contract Year, withdrawals will reduce the Minimum Annuitization Value by an amount equal to (A) divided by (B) multiplied by (C) where:

     (A)  is the amount of the withdrawal;
     (B)  is the Account Value immediately prior to the withdrawal; and
     (C) is the Minimum Annuitization Value immediately prior to the withdrawal.

RIDER FEE

We will deduct a fee from the Account Value on each Rider Anniversary and on the termination date of this rider. The Rider Fee is the Minimum Annuitization Value at the time the fee is deducted, multiplied by the Rider Fee Percentage shown on the first page of this rider. The fee will be deducted from each Investment Option in proportion to the amount of Account Value in each account. This fee will not be deducted after the Election Date.

MINIMUM ANNUITIZATION VALUE UPGRADE

The Owner may elect, in writing, to upgrade Minimum Annuitization Value to the Account Value. This may only be done within 30 days immediately following any Rider Anniversary prior to the Last Date to Upgrade shown on page 1 of this rider.

If an upgrade is elected, this rider will terminate and a new rider will be issued with a new Rider Date, Election Date and its own guaranteed benefits. The length of time you must wait between the Rider Date and the First Date to Elect Benefit may also change. The new annual Rider Fee Percentage may be different than this rider's, but it will never be greater than 0.50%.

RGMI 11 0500

RIDER PAYMENT OPTIONS

The Minimum Annuitization Value and applicable Annuity Factors from Schedule I may be applied to the following payment options:

          Life Income - An election may be made for "No Period Certain" or "10 Years Certain." In the event of the death of the person receiving payments prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

          Joint and Full Survivor - An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as either the Annuitant or Joint Annuitant is living. In the event of the death of both the Annuitant and the Joint Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

GUARANTEED MINIMUM PAYMENT OPTION

On the Election Date, the owner has the option of electing the Guaranteed Minimum Payment Option. This option stabilizes payments to remain level throughout each 12 month period following the Election Date and guarantees that subsequent payments will never be less than the initial payment. This option has a Mortality and Expense Risk Charge and Administrative Expense Charge in addition to the Mortality and Expense Risk Charge and Administrative Expense Charge that is shown on the Contract Specifications page of the Contract. The additional amount of the Mortality Risk Charge and Administrative Expense Charge for this option is shown on page 1 of this rider. The determination of subsequent payments under the Guaranteed Minimum Payment Option is described as follows:

During the first 12 month period following the Election Date, each payment will be stabilized to equal the initial payment. On each anniversary of the Election Date, the stabilized payment will be increased or decreased (but never below the initial payment) and held level for the next 12 month period. This new stabilized payment will equal the greater of the initial payment or the Supportable Payment at that time.

If the Supportable Payment (at any payment date) is greater than the stabilized payment for that year, the excess will be used to purchase additional annuity units as described below. If the Supportable Payment (at any payment date) is less than the stabilized payment for that year, annuity units will be redeemed as described below to fund the deficiency.

Purchase/Redemption of Annuity Units:

     The number of annuity units purchased or redeemed is equal to the annuity income purchased or redeemed, respectively, divided by the annuity unity value for each respective Subaccount. Purchases and redemptions of annuity income will be allocated to each Subaccount on a proportionate basis. The amount of annuity income purchased or redeemed is the difference between the Supportable Payment and the stabilized payment, times the attained age nearest birthday annuity factors shown in Schedule II, divided by $1,000. The Schedule II Annuity Factor will reflect the remaining number of years certain, if any.


The Company bears the risk that it will need to make payments if all annuity units have been redeemed in an attempt to maintain the stabilized payment at the initial payment level. In such an event, the Company will make all future payments equal to the initial payment.

If the Guaranteed Minimum Payment Option is not elected on the Election Date, subsequent payments will be calculated as described in your Contract. Payments will not be stabilized throughout each 12 month period following the Election date and may be less than your initial payments. The Mortality and Expense Risk Charge and Administrative Expense Charge if you do not choose the Guaranteed Minimum Payment Option is shown on the Contract Specifications page of the Contract.


RGMI 11 0500

ASSIGNMENT

Payments made under this rider may not be pledged or assigned. Payments will only be made to the Annuitant or Joint Annuitant named in the Contract.

TERMINATION

This rider will be terminated upon the earliest of:
a.  the Election Date;
b. 30 days after the Last Date to Elect Benefit shown on the first page of this rider;
c.  the date the Contract terminates;
d. the date you elect to apply the Account Value of the Contract to annuitize this Contract using the payment options in the Contract; and
e.  the date you elect to upgrade your Minimum Annuitization Value.

This rider cannot be terminated prior to the earliest of the above dates.

Signed for us at our home office, to be effective as of the Contract Date.



                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                /s/ James W. Dederer           /s/ Ron F. Wagley

                    Secretary                      President

RGMI 11 0500

                         SCHEDULE 1 - ANNUITY FACTORS

The amounts shown in these tables are the Annuity Factors for each $1,000 of the Minimum Annuitization Value and Assume a 3% Assumed Investment Return.

                                      Monthly Annuity Factor For Life       Monthly Annuity Factor For Life
                                          With No Period Certain                 10 With Years Certain

    ------------------------------------------------------------------------------------------------------------
               Age*                    Male         Female       Unisex        Male        Female       Unisex
    ------------------------------------------------------------------------------------------------------------
                50                     $ 3.82       $ 3.70       $ 3.74        $3.80        $3.69        $3.72
                51                       3.89         3.76         3.80         3.86         3.74         3.78
                52                       3.95         3.81         3.86         3.92         3.80         3.84
                53                       4.02         3.88         3.92         3.99         3.86         3.90
                54                       4.10         3.94         3.99         4.06         3.92         3.96
                55                       4.18         4.01         4.06         4.13         3.99         4.03
                56                       4.26         4.08         4.14         4.21         4.06         4.10
                57                       4.35         4.16         4.22         4.29         4.13         4.18
                58                       4.44         4.24         4.30         4.38         4.21         4.26
                59                       4.54         4.33         4.39         4.47         4.29         4.35
                60                       4.64         4.42         4.49         4.57         4.38         4.44
                61                       4.76         4.52         4.59         4.67         4.47         4.53
                62                       4.88         4.63         4.70         4.78         4.57         4.63
                63                       5.01         4.74         4.82         4.89         4.67         4.74
                64                       5.15         4.86         4.94         5.01         4.78         4.85
                65                       5.30         4.98         5.08         5.14         4.89         4.97
                66                       5.46         5.12         5.22         5.27         5.02         5.09
                67                       5.63         5.27         5.37         5.41         5.14         5.22
                68                       5.81         5.42         5.54         5.55         5.28         5.36
                69                       6.00         5.59         5.71         5.70         5.42         5.51
                70                       6.21         5.78         5.90         5.86         5.58         5.66
                71                       6.43         5.97         6.11         6.02         5.74         5.82
                72                       6.66         6.19         6.33         6.18         5.90         5.99
                73                       6.91         6.42         6.56         6.35         6.08         6.16
                74                       7.18         6.67         6.82         6.53         6.26         6.34
                75                       7.46         6.94         7.09         6.70         6.45         6.53
                76                       7.77         7.23         7.39         6.88         6.65         6.72
                77                       8.10         7.55         7.71         7.07         6.85         6.91
                78                       8.45         7.89         8.05         7.25         7.05         7.11
                79                       8.83         8.26         8.43         7.43         7.26         7.31
                80                       9.23         8.66         8.83         7.61         7.46         7.51
                81                       9.66         9.10         9.27         7.79         7.66         7.70
                82                      10.13         9.57         9.74         7.97         7.86         7.89
                83                      10.62        10.09        10.24         8.13         8.05         8.07
                84                      11.15        10.64        10.79         8.29         8.23         8.25
                85                      11.72        11.24        11.38         8.44         8.40         8.41
                86                      12.32        11.89        12.02         8.59         8.56         8.56
                87                      12.97        12.59        12.70         8.72         8.70         8.71
                88                      13.65        13.33        13.42         8.84         8.83         8.83
                89                      14.38        14.11        14.19         8.95         8.95         8.95
                90                      15.16        14.94        15.00         9.06         9.05         9.05
                91                      15.97        15.80        15.85         9.15         9.15         9.15
                92                      16.84        16.70        16.74         9.23         9.23         9.23
                93                      17.75        17.63        17.67         9.31         9.31         9.31
                94                      18.72        18.60        18.64         9.37         9.37         9.37
                95                      19.77        19.62        19.66         9.43         9.43         9.43
    ------------------------------------------------------------------------------------------------------------

RGMI 11 0500

                                        Monthly Annuity Factor For Joint and Full Survivor
------------------------------------------------------------------------------------------------------------------------------
     Age of                                                 Age of Female Annuitant*
                    ----------------------------------------------------------------------------------------------------------
      Male                15 Years         12 Years        9 Years         6 Years        3 Years      Same As       3 Years
                          Less Than       Less Than       Less Than      Less Than       Less Than       Male       More Than
   Annuitant*               Male             Male           Male            Male           Male                       Male
------------------------------------------------------------------------------------------------------------------------------
       50                  $3.06           $3.12           $3.19           $3.25           $3.31         $3.38        $3.44
       55                   3.20            3.27            3.35            3.44            3.52          3.61         3.69
       60                   3.37            3.47            3.57            3.68            3.79          3.91         4.02
       65                   3.59            3.72            3.86            4.01            4.16          4.32         4.47
       70                   3.88            4.06            4.25            4.45            4.67          4.89         5.11
------------------------------------------------------------------------------------------------------------------------------


                   Monthly Annuity Factor For Unisex Joint and Full Survivor with 10 Year Period Certain
------------------------------------------------------------------------------------------------------------------------------
     Age of                                                  Age of Joint Annuitant*
                   -----------------------------------------------------------------------------------------------------------
     First            15 Years         12 Years          9 Years           6 Years          3 Years     Same As      3 Years
                      Less Than        Less Than        Less Than         Less Than        Less Than     First       More Than
   Annuitant*           First            First            First             First            First                     First
------------------------------------------------------------------------------------------------------------------------------
       50               $3.07            $3.13            $3.19            $3.25            $3.31        $3.37         $3.43
       55                3.20             3.28             3.36             3.44             3.52         3.60          3.67
       60                3.38             3.48             3.58             3.68             3.79         3.89          4.00
       65                3.61             3.73             3.87             4.01             4.16         4.30          4.44
       70                3.90             4.07             4.26             4.46             4.66         4.86          5.05
------------------------------------------------------------------------------------------------------------------------------
*Age nearest birthday
------------------------------------------------------------------------------------------------------------------------------

  Dollar amounts of monthly, quarterly, semi-annual, and annual installments not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.

RGMI 11 0500

                         SCHEDULE II - ANNUITY FACTORS

          The amounts shown in these tables are the Annuity for each $1,000 and assume a 5% Assumed Investment Return.

--------------------------------------------------------------------------------------------------
                         Monthly Annuity Factor For Life         Monthly Annuity Factor For Life
                             With No Period Certain                   With 10 Years Certain
--------------------------------------------------------------------------------------------------
             Age*       Male         Female       Unisex        Male         Female        Unisex
             50         $ 5.07        $ 4.93       $ 4.98       $ 5.04        $ 4.92        $ 4.95
             51           5.13          4.99         5.03         5.09          4.96          5.00
             52           5.19          5.04         5.08         5.15          5.01          5.05
             53           5.26          5.10         5.14         5.21          5.07          5.11
             54           5.33          5.16         5.21         5.27          5.12          5.17
             55           5.40          5.22         5.27         5.34          5.18          5.23
             56           5.48          5.29         5.35         5.41          5.25          5.30
             57           5.57          5.36         5.42         5.49          5.32          5.37
             58           5.66          5.44         5.50         5.57          5.39          5.44
             59           5.75          5.52         5.59         5.66          5.47          5.52
             60           5.85          5.61         5.68         5.75          5.55          5.61
             61           5.97          5.70         5.78         5.85          5.63          5.70
             62           6.09          5.81         5.89         5.95          5.72          5.79
             63           6.21          5.91         6.00         6.06          5.82          5.89
             64           6.35          6.03         6.13         6.17          5.92          6.00
             65           6.50          6.16         6.26         6.29          6.03          6.11
             66           6.66          6.29         6.40         6.42          6.15          6.23
             67           6.83          6.43         6.55         6.55          6.27          6.36
             68           7.01          6.59         6.71         6.69          6.40          6.49
             69           7.21          6.76         6.89         6.83          6.54          6.63
             70           7.41          6.94         7.08         6.98          6.69          6.77
             71           7.63          7.14         7.28         7.13          6.84          6.93
             72           7.87          7.35         7.50         7.28          7.00          7.09
             73           8.12          7.58         7.74         7.45          7.17          7.25
             74           8.39          7.83         8.00         7.61          7.34          7.42
             75           8.68          8.11         8.28         7.78          7.52          7.60
             76           8.99          8.40         8.58         7.95          7.71          7.78
             77           9.32          8.72         8.90         8.12          7.90          7.97
             78           9.68          9.07         9.25         8.29          8.09          8.16
             79          10.06          9.45         9.63         8.47          8.29          8.34
             80          10.47          9.85        10.04         8.64          8.48          8.53
             81          10.91         10.30        10.48         8.80          8.67          8.71
             82          11.38         10.78        10.96         8.97          8.86          8.89
             83          11.88         11.30        11.47         9.12          9.04          9.06
             84          12.42         11.87        12.03         9.27          9.21          9.23
             85          12.99         12.48        12.63         9.41          9.37          9.38
             86          13.60         13.13        13.27         9.54          9.51          9.52
             87          14.26         13.84        13.96         9.67          9.65          9.65
             88          14.95         14.59        14.70         9.78          9.77          9.77
             89          15.69         15.39        15.48         9.89          9.88          9.88
             90          16.47         16.23        16.30         9.98          9.98          9.98
             91          17.29         17.10        17.16        10.07         10.07         10.07
             92          18.16         18.01        18.05        10.15         10.15         10.15
             93          19.07         18.95        18.98        10.22         10.22         10.22
             94          20.05         19.92        19.96        10.28         10.28         10.28
             95          21.09         20.94        20.99        10.34         10.33         10.33
----------------------------------------------------------------------------------------------------

RGMI 11 0500

                                        Monthly Annuity Factor For Joint and Full Survivor
--------------------------------------------------------------------------------------------------------------------------------
     Age of                                                Age of Female Annuitant*
                       ---------------------------------------------------------------------------------------------------------
      Male               15 Years       12 Years        9 Years         6 Years         3 Years      Same As      3 Years
                        Less Than      Less Than       Less Than        Less Than       Less Than     Male        More Than
   Annuitant*             Male           Male             Male            Male             Male                      Male
--------------------------------------------------------------------------------------------------------------------------------
       50                  $4.37           $4.42           $4.46           $4.51           $4.56    $4.62              $4.67
       55                   4.48            4.54            4.60            4.67            4.74     4.81               4.88
       60                   4.62            4.70            4.79            4.88            4.98     5.08               5.18
       65                   4.81            4.92            5.04            5.17            5.31     5.46               5.61
       70                   5.07            5.23            5.40            5.59            5.79     6.00               6.22
--------------------------------------------------------------------------------------------------------------------------------


                                     Monthly Annuity Factor For Unisex Joint and Full Survivor
---------------------------------------------------------------------------------------------------------------------------------
     Age of                                                   Age of Joint Annuitant*
                       -----------------------------------------------------------------------------------------------------------
     First                 15 Years         12 Years          9 Years          6 Years          3 Years      Same As    3 Years
                          Less Than        Less Than         Less Than        Less Than        Less Than      First     Than More
   Annuitant*               First            First             First            First            First                    First
---------------------------------------------------------------------------------------------------------------------------------
       50                      $4.38          $4.42               $4.47            $4.51           $4.56       $4.61     $4.66
       55                       4.48           4.54                4.60             4.67            4.73        4.80      4.87
       60                       4.63           4.70                4.79             4.88            4.97        5.07      5.16
       65                       4.82           4.93                5.05             5.17            5.30        5.44      5.57
       70                       5.09           5.24                5.41             5.59            5.78        5.97      6.16
---------------------------------------------------------------------------------------------------------------------------------
*Age nearest birthday
---------------------------------------------------------------------------------------------------------------------------------


Dollar amounts of monthly, quarterly, semi-annual, and annual installments not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.

RGMI 11 0500

        [LETTERHEAD OF TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY]


                    Guaranteed Minimum Income Benefit Rider

This rider is a part of the Contract if it is shown in the Schedule of Additional Benefits section on the Contract Specifications page of the Contract. This rider provides your variable annuity with a Minimum Annuitization Value, which can only be used with the Annuity Factors shown in Schedule I of this rider. The Minimum Annuitization Value is guaranteed by us, regardless of the performance of the variable annuity's investments.

This rider is attached to and made part of your variable annuity Contract as of the Rider Date. This rider may only be terminated as provided herein. This rider is subject to all of the provisions in the Contract that do not conflict with the provisions of this rider. The Rider Payment Options provide for variable annuity payments. Subsequent payments may fluctuate with the investment performance of your Subaccounts. If you elect the Guaranteed Minimum Payment Option on the Election Date, subsequent payments will never be less than the initial payment. However, if you do not elect the Guaranteed Minimum Payment Option, subsequent payments may be less than your initial payment.

Contract Number:              123456   Last Date to Upgrade:          07/26/2058

Rider Date:               07/26/2000   Minimum Annuitization Value
                                       on Rider Date:*                  $100,000
Age on Rider Date:                35

Annual Growth Rate:             3.00%  Guaranteed Minimum Income Benefit:
                                       First Date to Elect Benefit:   07/26/2007
Rider Fee Percentage:           0.50%  Last Date to Elect Benefit:    07/26/2065

Guaranteed Minimum Payment
Option Fee:                     2.25%

The Mortality and Expense Risk Charge and Administrative Expense Charge after the Election Date is listed on the Contract Specifications page of the Contract.

          -----------------------------------------------------------------------------------
          Election         Age     Minimum Annuitization Value     Guaranteed Minimum Monthly
          Date                                                     Payment
          -----------------------------------------------------------------------------------
          7/26/2007         42               $100,000.00                         $341
          -----------------------------------------------------------------------------------
          7/26/2008         43               $100,000.00                         $345
          -----------------------------------------------------------------------------------
          7/26/2009         44               $100,000.00                         $349
          -----------------------------------------------------------------------------------
          7/26/2010         45               $100,000.00                         $354
          -----------------------------------------------------------------------------------
          7/26/2011         46               $100,000.00                         $359
          -----------------------------------------------------------------------------------
          7/26/2012         47               $100,000.00                         $364
          -----------------------------------------------------------------------------------
          7/26/2013         48               $100,000.00                         $369
          -----------------------------------------------------------------------------------
          7/26/2014         49               $100,000.00                         $374
          -----------------------------------------------------------------------------------
          7/26/2015         50               $100,000.00                         $380
          -----------------------------------------------------------------------------------
          7/26/2016         51               $100,000.00                         $386
          -----------------------------------------------------------------------------------

*Assumes payment of one purchase payment on the Rider Date (and no withdrawals or additional purchase payments thereafter), no premium tax, and no growth in your Account Value. This amount may only be used for annuitization with the Rider Payment Options provided in this rider.

**Assumes the Minimum Annuitization Value shown is applied to a life with 10 year certain Rider Payment Option with monthly payments and that the Guaranteed Minimum Payment Option is elected. If the Guaranteed Minimum Payment Option is not elected, the amount shown will only be guaranteed for the initial payment plus growth in your Account Value, if any.

RGMI 11 0500

DEFINITIONS

Annuitant:
     The Annuitant is designated on the Contract Specifications Page. The variable annuity payments are paid to the Annuitant (or surviving Joint Annuitant).

Annuity Factor:
     A factor for the applicable Annuitant age, sex and Rider Payment Option shown in Schedule I of this rider. For the Rider Payment Option chosen, the Annuity Factor from Schedule I and the Minimum Annuitization Value will be used to determine the applicable annuity payments. Factors not shown are available from us upon request. Schedule I and Schedule II are based on the Annuity 2000 (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G, assuming an annuity commencement date of 2005.

Election Date:
     A date that You elect to begin Guaranteed Minimum Income Benefit payments. The Election Date must be within 30 days following a Rider Anniversary. The first and last dates to elect a Rider Payment Option are shown on page 1 of this rider.

Guaranteed Minimum Payment Option:
     An option that guarantees subsequent variable annuity payments will never be less than the initial payment. If this option is elected, an additional Mortality and Expense Risk Charge and Administrative Expense Charge will be charged.

Minimum Annuitization Value:
     Is used to determine the amount of the Guaranteed Minimum Income Benefit payments.

Rider Anniversary:
     The same month and day as the Rider Date in each Calendar Year after the Calendar Year in which the Rider Date occurs.

Rider Date:
     The date that this rider is added to the Contract or the date you most recently elected to upgrade the Minimum Annuitization Value, if applicable. This date must be within 30 days following the issue date of the Contract or a Rider Anniversary.

Supportable Payment:
     The Supportable Payment is equal to the number of variable annuity units in the selected Subaccounts multiplied by the variable annuity unit values in those Subaccounts on the date the payment is made.

RGMI 11 0500

GUARANTEED MINIMUM INCOME BENEFIT

On the Election Date, you may use the Minimum Annuitization Value and the applicable Annuity Factor to provide variable payments to the Annuitant. The first variable payment is guaranteed and is determined by multiplying each $1,000 of Minimum Annuitization Value by the Annuity Factor on Schedule I. Each subsequent payment will be calculated as described in the Contract.

For subsequent payments, a Mortality and Expense Risk Charge and Administrative Expense Charge will be charged. This fee may be different than the Mortality and Expense Risk Charge and Administrative Expense Charge in effect prior to the Election Date and it is listed on the Contract Specifications page of the Contract. If you elect the Guaranteed Minimum Payment Option, an additional Mortality and Expense Risk Charge and Administrative Expense Charge will be charged. This amount is shown on page 1 of this rider.

The subsequent payments may fluctuate in accordance with the investment performance of your annuity Subaccounts. If you elect the Guaranteed Minimum Payment Option, such payments will never be less than the initial payment. However, if you choose not to elect the Guaranteed Minimum Payment Option, such payments may be less than the initial payment.


MINIMUM ANNUITIZATION VALUE

The Minimum Annuitization Value is used to determine your Guaranteed Minimum Income Benefit payments.

If the Rider is added in the first Contract Year, the Minimum Annuitization Value on the Rider Date is equal to the total Purchase Payments paid as of the Rider Date, less any prior partial withdrawals. If the Rider is added after the first Contract Year, the Minimum Annuitization Value on the Rider Date is equal to the Account Value on the Rider Date. After the Rider Date, the Minimum Annuitization Value will equal the Minimum Annuitization Value on the Rider Date plus any Purchase Payments made since this date, minus withdrawals (adjusted as described below) made since this date, minus any premium taxes.and

Furthermore, on the Election Date, if the Account Value is greater than the Minimum Annuitization Value, we will increase Your Minimum Annuitization Value to be equal to the Account Value at that time. This is a one-time only Minimum Annuitization Value adjustment applied on the Election Date.

WITHDRAWALS

In any Contract Year, withdrawals will reduce the Minimum Annuitization Value by an amount equal to (A) divided by (B) multiplied by (C) where:

    (D)  is the amount of the withdrawal;
    (E)  is the Account Value immediately prior to the withdrawal; and
    (F)  is the Minimum Annuitization Value immediately prior to the withdrawal.

RIDER FEE

We will deduct a fee from the Account Value on each Rider Anniversary and on the termination date of this rider. The Rider Fee is the Minimum Annuitization Value at the time the fee is deducted, multiplied by the Rider Fee Percentage shown on the first page of this rider. The fee will be deducted from each Investment Option in proportion to the amount of Account Value in each account. This fee will not be deducted after the Election Date.

MINIMUM ANNUITIZATION VALUE UPGRADE

The Owner may elect, in writing, to upgrade Minimum Annuitization Value to the Account Value. This may only be done within 30 days immediately following any Rider Anniversary prior to the Last Date to Upgrade shown on page 1 of this rider.

RGMI 11 0500

If an upgrade is elected, this rider will terminate and a new rider will be issued with a new Rider Date, Election Date and its own guaranteed benefits. The length of time you must wait between the Rider Date and the First Date to Elect Benefit may also change. The new annual Rider Fee Percentage may be different than this rider's, but it will never be greater than 0.50%.


RIDER PAYMENT OPTIONS

The Minimum Annuitization Value and applicable Annuity Factors from Schedule I may be applied to the following payment options:

     Life Income - An election may be made for "No Period Certain" or "10 Years Certain." In the event of the death of the person receiving payments prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

     Joint and Full Survivor - An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as either the Annuitant or Joint Annuitant is living. In the event of the death of both the Annuitant and the Joint Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

GUARANTEED MINIMUM PAYMENT OPTION

On the Election Date, the owner has the option of electing the Guaranteed Minimum Payment Option. This option stabilizes payments to remain level throughout each 12 month period following the Election Date and guarantees that subsequent payments will never be less than the initial payment. This option has a Mortality and Expense Risk Charge and Administrative Expense Charge in addition to the Mortality and Expense Risk Charge and Administrative Expense Charge that is shown on the Contract Specifications page of the Contract. The additional amount of the Mortality Risk Charge and Administrative Expense Charge for this option is shown on page 1 of this rider. The determination of subsequent payments under the Guaranteed Minimum Payment Option is described as follows:

During the first 12 month period following the Election Date, each payment will be stabilized to equal the initial payment. On each anniversary of the Election Date, the stabilized payment will be increased or decreased (but never below the initial payment) and held level for the next 12 month period. This new stabilized payment will equal the greater of the initial payment or the Supportable Payment at that time.

If the Supportable Payment (at any payment date) is greater than the stabilized payment for that year, the excess will be used to purchase additional annuity units as described below. If the Supportable Payment (at any payment date) is less than the stabilized payment for that year, annuity units will be redeemed as described below to fund the deficiency.

Purchase/Redemption of Annuity Units:

     The number of annuity units purchased or redeemed is equal to the annuity income purchased or redeemed, respectively, divided by the annuity unity value for each respective Subaccount. Purchases and redemptions of annuity income will be allocated to each Subaccount on a proportionate basis. The amount of annuity income purchased or redeemed is the difference between the Supportable Payment and the stabilized payment, times the attained age nearest birthday annuity factors shown in Schedule II, divided by $1,000. The Schedule II Annuity Factor will reflect the remaining number of years certain, if any.

The Company bears the risk that it will need to make payments if all annuity units have been redeemed in an attempt to maintain the stabilized payment at the initial payment level. In such an event, the Company will make all future payments equal to the initial payment.

RGMI 11 0500

If the Guaranteed Minimum Payment Option is not elected on the Election Date, subsequent payments will be calculated as described in your Contract. Payments will not be stabilized throughout each 12 month period following the Election date and may be less than your initial payments. The Mortality and Expense Risk Charge and Administrative Expense Charge if you do not choose the Guaranteed Minimum Payment Option is shown on the Contract Specifications page of the Contract.

ASSIGNMENT

Payments made under this rider may not be pledged or assigned. Payments will only be made to the Annuitant or Joint Annuitant named in the Contract.

TERMINATION

This rider will be terminated upon the earliest of:
f.   the Election Date;
g. 30 days after the Last Date to Elect Benefit shown on the first page of this rider;
h.   the date the Contract terminates;
i. the date you elect to apply the Account Value of the Contract to annuitize this Contract using the payment options in the Contract; and
j.   the date you elect to upgrade your Minimum Annuitization Value.

This rider cannot be terminated prior to the earliest of the above dates.

Signed for us at our home office, to be effective as of the Contract Date.



                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

         /s/ James W. Dederer                           /s/ Ron F. Wagley
             Secretary                                      President

RGMI 11 0500

                         SCHEDULE 1 - ANNUITY FACTORS

The amounts shown in these tables are the Annuity Factors for each $1,000 of the Minimum Annuitization Value and Assume a 3% Assumed Investment Return.

-------------------------------------------------------------------------------
        Monthly Annuity Factor For Life         Monthly Annuity Factor For Life
            With No Period Certain                  10 With Years Certain
-------------------------------------------------------------------------------
Age*    Male       Female       Unisex        Male        Female       Unisex
-------------------------------------------------------------------------------
 50     $ 3.82     $ 3.70       $ 3.74        $3.80        $3.69        $3.72
 51       3.89       3.76         3.80         3.86         3.74         3.78
 52       3.95       3.81         3.86         3.92         3.80         3.84
 53       4.02       3.88         3.92         3.99         3.86         3.90
 54       4.10       3.94         3.99         4.06         3.92         3.96
 55       4.18       4.01         4.06         4.13         3.99         4.03
 56       4.26       4.08         4.14         4.21         4.06         4.10
 57       4.35       4.16         4.22         4.29         4.13         4.18
 58       4.44       4.24         4.30         4.38         4.21         4.26
 59       4.54       4.33         4.39         4.47         4.29         4.35
 60       4.64       4.42         4.49         4.57         4.38         4.44
 61       4.76       4.52         4.59         4.67         4.47         4.53
 62       4.88       4.63         4.70         4.78         4.57         4.63
 63       5.01       4.74         4.82         4.89         4.67         4.74
 64       5.15       4.86         4.94         5.01         4.78         4.85
 65       5.30       4.98         5.08         5.14         4.89         4.97
 66       5.46       5.12         5.22         5.27         5.02         5.09
 67       5.63       5.27         5.37         5.41         5.14         5.22
 68       5.81       5.42         5.54         5.55         5.28         5.36
 69       6.00       5.59         5.71         5.70         5.42         5.51
 70       6.21       5.78         5.90         5.86         5.58         5.66
 71       6.43       5.97         6.11         6.02         5.74         5.82
 72       6.66       6.19         6.33         6.18         5.90         5.99
 73       6.91       6.42         6.56         6.35         6.08         6.16
 74       7.18       6.67         6.82         6.53         6.26         6.34
 75       7.46       6.94         7.09         6.70         6.45         6.53
 76       7.77       7.23         7.39         6.88         6.65         6.72
 77       8.10       7.55         7.71         7.07         6.85         6.91
 78       8.45       7.89         8.05         7.25         7.05         7.11
 79       8.83       8.26         8.43         7.43         7.26         7.31
 80       9.23       8.66         8.83         7.61         7.46         7.51
 81       9.66       9.10         9.27         7.79         7.66         7.70
 82      10.13       9.57         9.74         7.97         7.86         7.89
 83      10.62      10.09        10.24         8.13         8.05         8.07
 84      11.15      10.64        10.79         8.29         8.23         8.25
 85      11.72      11.24        11.38         8.44         8.40         8.41
 86      12.32      11.89        12.02         8.59         8.56         8.56
 87      12.97      12.59        12.70         8.72         8.70         8.71
 88      13.65      13.33        13.42         8.84         8.83         8.83
 89      14.38      14.11        14.19         8.95         8.95         8.95
 90      15.16      14.94        15.00         9.06         9.05         9.05
 91      15.97      15.80        15.85         9.15         9.15         9.15
 92      16.84      16.70        16.74         9.23         9.23         9.23
 93      17.75      17.63        17.67         9.31         9.31         9.31
 94      18.72      18.60        18.64         9.37         9.37         9.37
 95      19.77      19.62        19.66         9.43         9.43         9.43
-----------------------------------------------------------------------------

RGMI 11 0500

              Monthly Annuity Factor For Joint and Full Survivor

--------------------------------------------------------------------------------------------------------------------------
     Age of                                               Age of Female Annuitant*
                ----------------------------------------------------------------------------------------------------------
      Male         15 Years        12 Years        9 Years         6 Years         3 Years                    3 Years
                   Less Than       Less Than      Less Than       Less Than       Less Than      Same As     More Than
   Annuitant*        Male            Male            Male            Male            Male         Male          Male
--------------------------------------------------------------------------------------------------------------------------
       50           $3.06           $3.12           $3.19           $3.25           $3.31        $3.38          $3.44
       55            3.20            3.27            3.35            3.44            3.52         3.61           3.69
       60            3.37            3.47            3.57            3.68            3.79         3.91           4.02
       65            3.59            3.72            3.86            4.01            4.16         4.32           4.47
       70            3.88            4.06            4.25            4.45            4.67         4.89           5.11
--------------------------------------------------------------------------------------------------------------------------

                       Monthly Annuity Factor For Unisex Joint and Full Survivor with 10 Year Period Certain

--------------------------------------------------------------------------------------------------------------------------
     Age of                                                  Age of Joint Annuitant*
                ---------------------------------------------------------------------------------------------------------
     First          15 Years        12 Years       9 Years         6 Years         3 Years                   3 Years
                   Less Than       Less Than      Less Than       Less Than       Less Than      Same As    More Than
   Annuitant*        First           First          First           First           First         First       First
--------------------------------------------------------------------------------------------------------------------------
       50           $3.07           $3.13           $3.19           $3.25           $3.31        $3.37          $3.43
       55            3.20            3.28            3.36            3.44            3.52         3.60           3.67
       60            3.38            3.48            3.58            3.68            3.79         3.89           4.00
       65            3.61            3.73            3.87            4.01            4.16         4.30           4.44
       70            3.90            4.07            4.26            4.46            4.66         4.86           5.05
--------------------------------------------------------------------------------------------------------------------------
*Age nearest birthday
--------------------------------------------------------------------------------------------------------------------------

Dollar amounts of monthly, quarterly, semi-annual, and annual installments not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.


RGMI 11 0500

                         SCHEDULE II - ANNUITY FACTORS

  The amounts shown in these tables are the Annuity for each $1,000 and assume a 5% Assumed Investment Return.

-------------------------------------------------------------------------------
             Monthly Annuity Factor For Life    Monthly Annuity Factor For Life
                 With No Period Certain              With 10 Years Certain
-------------------------------------------------------------------------------
      Age*      Male     Female     Unisex        Male      Female     Unisex
       50      $ 5.07    $ 4.93     $ 4.98       $ 5.04     $ 4.92     $ 4.95
       51        5.13      4.99       5.03         5.09       4.96       5.00
       52        5.19      5.04       5.08         5.15       5.01       5.05
       53        5.26      5.10       5.14         5.21       5.07       5.11
       54        5.33      5.16       5.21         5.27       5.12       5.17
       55        5.40      5.22       5.27         5.34       5.18       5.23
       56        5.48      5.29       5.35         5.41       5.25       5.30
       57        5.57      5.36       5.42         5.49       5.32       5.37
       58        5.66      5.44       5.50         5.57       5.39       5.44
       59        5.75      5.52       5.59         5.66       5.47       5.52
       60        5.85      5.61       5.68         5.75       5.55       5.61
       61        5.97      5.70       5.78         5.85       5.63       5.70
       62        6.09      5.81       5.89         5.95       5.72       5.79
       63        6.21      5.91       6.00         6.06       5.82       5.89
       64        6.35      6.03       6.13         6.17       5.92       6.00
       65        6.50      6.16       6.26         6.29       6.03       6.11
       66        6.66      6.29       6.40         6.42       6.15       6.23
       67        6.83      6.43       6.55         6.55       6.27       6.36
       68        7.01      6.59       6.71         6.69       6.40       6.49
       69        7.21      6.76       6.89         6.83       6.54       6.63
       70        7.41      6.94       7.08         6.98       6.69       6.77
       71        7.63      7.14       7.28         7.13       6.84       6.93
       72        7.87      7.35       7.50         7.28       7.00       7.09
       73        8.12      7.58       7.74         7.45       7.17       7.25
       74        8.39      7.83       8.00         7.61       7.34       7.42
       75        8.68      8.11       8.28         7.78       7.52       7.60
       76        8.99      8.40       8.58         7.95       7.71       7.78
       77        9.32      8.72       8.90         8.12       7.90       7.97
       78        9.68      9.07       9.25         8.29       8.09       8.16
       79       10.06      9.45       9.63         8.47       8.29       8.34
       80       10.47      9.85      10.04         8.64       8.48       8.53
       81       10.91     10.30      10.48         8.80       8.67       8.71
       82       11.38     10.78      10.96         8.97       8.86       8.89
       83       11.88     11.30      11.47         9.12       9.04       9.06
       84       12.42     11.87      12.03         9.27       9.21       9.23
       85       12.99     12.48      12.63         9.41       9.37       9.38
       86       13.60     13.13      13.27         9.54       9.51       9.52
       87       14.26     13.84      13.96         9.67       9.65       9.65
       88       14.95     14.59      14.70         9.78       9.77       9.77
       89       15.69     15.39      15.48         9.89       9.88       9.88
       90       16.47     16.23      16.30         9.98       9.98       9.98
       91       17.29     17.10      17.16        10.07      10.07      10.07
       92       18.16     18.01      18.05        10.15      10.15      10.15
       93       19.07     18.95      18.98        10.22      10.22      10.22
       94       20.05     19.92      19.96        10.28      10.28      10.28
       95       21.09     20.94      20.99        10.34      10.33      10.33
-------------------------------------------------------------------------------


RGMI 11 0500

                         Monthly Annuity Factor For Joint and Full Survivor

---------------------------------------------------------------------------------------------------------------------------
     Age of                                               Age of Female Annuitant*

                ----------------------------------------------------------------------------------------------------------
      Male         15 Years        12 Years        9 Years         6 Years         3 Years                     3 Years
                   Less Than       Less Than      Less Than       Less Than       Less Than      Same As      More Than
   Annuitant*        Male            Male            Male            Male            Male         Male          Male
--------------------------------------------------------------------------------------------------------------------------
       50           $4.37          $4.42           $4.46            $4.51           $4.56         $4.62         $4.67
       55            4.48           4.54            4.60             4.67            4.74          4.81          4.88
       60            4.62           4.70            4.79             4.88            4.98          5.08          5.18
       65            4.81           4.92            5.04             5.17            5.31          5.46          5.61
       70            5.07           5.23            5.40             5.59            5.79          6.00          6.22
----------------------------------------------------------------------------------------------------------------------------

                                     Monthly Annuity Factor For Unisex Joint and Full Survivor

--------------------------------------------------------------------------------------------------------------------------
     Age of                                                  Age of Joint Annuitant*

                ----------------------------------------------------------------------------------------------------------
     First          15 Years        12 Years       9 Years         6 Years         3 Years                   3 Years
                   Less Than       Less Than      Less Than       Less Than       Less Than      Same As    More Than
   Annuitant*        First           First          First           First           First         First       First
--------------------------------------------------------------------------------------------------------------------------
       50           $4.38          $4.42            $4.47           $4.51           $4.56         $4.61         $4.66
       55            4.48           4.54             4.60            4.67            4.73          4.80          4.87
       60            4.63           4.70             4.79            4.88            4.97          5.07          5.16
       65            4.82           4.93             5.05            5.17            5.30          5.44          5.57
       70            5.09           5.24             5.41            5.59            5.78          5.97          6.16
--------------------------------------------------------------------------------------------------------------------------
*Age nearest birthday
--------------------------------------------------------------------------------------------------------------------------

Dollar amounts of monthly, quarterly, semi-annual, and annual installments not shown in the above tables will be calculated on the same basis as those shown and may be obtained from the Company.

RGMI 11 0500